Evergreen Treasury Money Market Fund: Annual Report as of January 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
11	STATEMENT OF ASSETS AND LIABILITIES
12	STATEMENT OF OPERATIONS
13	STATEMENTS OF CHANGES IN NET ASSETS
14	NOTES TO FINANCIAL STATEMENTS
18	INDEPENDENT AUDITORS’ REPORT
20	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

March 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen Treasury Money Market Fund, which covers the 12-month period ended January 31, 2003.

Market analysis

We believe the case for proper asset allocation was made quite evident to investors over the past 12 months. While equities continued to struggle and bonds were mostly strong, money markets provided investors with consistency amid their growing popularity. The increased market volatility resulted in higher flows into cash accounts, and investors benefited from this strategy. Indeed, the past year was best measured in relative performance, and many investors participating in money market funds enjoyed stability despite the very low interest rate environment.

The increased volatility in the financial markets over the past year can be attributed not only to the weaker-than-expected economic recovery, but also to the accounting scandals that severely undermined corporate credibility. If these troubles were not enough, investors had to contend with the uncertain geopolitical situation, as the potential for war and terror attacks weighed heavily on everyone’s minds. Many investors chose to flee the equity markets, and stocks declined for the third consecutive year during 2002, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted many investors despite the $150 billion federal budget deficit. Cash levels, as measured by CDs, savings accounts and money market funds, rose to an estimated $6.5 trillion, an amount equivalent to almost two-thirds of total United States economic output.

LETTER TO SHAREHOLDERS continued

The period began with solid economic growth in the first quarter of last year and some momentum from the rally in late 2001. However, moderating economic growth and drastically reduced earnings expectations pummeled equities and money flowed back into treasuries and money markets. The Enron scandal served to exacerbate this trend and as other instances of corporate malfeasance surfaced, investor confidence plunged.

These disturbing events resulted in relatively quick action from the leadership in Washington as President Bush, members of Congress and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for perpetrators of fraud. Corporate CEOs and CFOs are now required to attest to the veracity of the financial statements submitted quarterly to the SEC.

But just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and the economic recovery remained slower than hoped. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and economic data was mixed. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan, who ultimately surprised investors with a larger-than-expected 50-basis point interest rate cut in early November.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project gross domestic product growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. In this environment, which continues to be framed by geopolitical concerns, money market investments will remain an important portfolio component.

LETTER TO SHAREHOLDERS continued

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit EvergreenInvestments.com for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

*A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of January 31, 2003

MANAGEMENT TEAM

J. Kellie Allen
Customized Fixed Income Team
Lead Manager

PERFORMANCE AND RETURNS*1

Portfolio Inception Date: 3/6/1991
	Class A	Class S	Class I
Class Inception Date	3/6/1991	6/30/2000	3/6/1991

Average Annual Return

1 year	1.14%	0.84%	1.44%

5 year	3.78%	3.62%	4.09%

10 year	4.06%	3.98%	4.37%

7-day annualized yield	0.58%	0.28%	0.88%

30-day annualized yield	0.58%	0.28%	0.88%

12-month income dividends per share	$0.011	$0.008	$0.014

* The yield quotation more closely reflects the earnings of the fund than the total return quotation.

PORTFOLIO COMPOSITION
(based on 1/31/2003 portfolio assets)

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class S prior to its inception is based on the performance of Class A, one of the original classes offered along with Class I. The historical returns for Class S have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 0.60% for Class S. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Class S would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

FUND AT A GLANCE continued

7-DAY ANNUALIZED YIELD

TOTAL NET ASSETS: $3,457,975,862
AVERAGE MATURITY: 20 days

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The yield will fluctuate and there can be no guarantee that the fund will achieve its objective.

All data is as of January 31, 2003, and subject to change.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended January 31,
	2003	2002	2001	2000	1999
CLASS A
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.01	0.03	0.06	0.04	0.05
Distributions to shareholders from
Net investment income	-0.01	-0.03	-0.06	-0.04	-0.05
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.14%	3.00%	5.65%	4.38%	4.75%
Ratios and supplemental data
Net assets, end of period (millions)	$773	$752	$743	$2,828	$3,366
Ratios to average net assets
Expenses[1]	0.73%	0.70%	0.73%	0.74%	0.73%
Net investment income	1.13%	2.98%	5.27%	4.28%	4.63%

1. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers. See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended January 31,
	2003	2002	2001[1]
CLASS S
Net asset value, beginning of period	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.01	0.03	0.03
Distributions to shareholders from
Net investment income	-0.01	-0.03	-0.03
Net asset value, end of period	$1.00	$1.00	$1.00
Total return	0.84%	2.70%	3.24%
Ratios and supplemental data
Net assets, end of period (millions)	$1,484	$1,826	$2,135
Ratios to average net assets
Expenses[2]	1.03%	1.00%	1.04%[3]
Net investment income	0.85%	2.71%	5.50%[3]

1.   For the period from June 30, 2000 (commencement of class operations), to January 31, 2001.

2.   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

3.   Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended January 31,
	2003	2002	2001	2000	1999
CLASS I1
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.01	0.03	0.06	0.05	0.05

Distributions to shareholders from
Net investment income	-0.01	-0.03	-0.06	-0.05	-0.05
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	1.44%	3.31%	5.97%	4.69%	5.07%
Ratios and supplemental data
Net assets, end of period (millions)	$1,201	$1,005	$1,032	$1,034	$1,045
Ratios to average net assets
Expenses[2]	0.43%	0.40%	0.43%	0.44%	0.43%
Net investment income	1.42%	3.21%	5.78%	4.58%	4.89%

1.   Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

2.   The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

January 31, 2003

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS 13.6%
U.S. Treasury Bills, 1.20%, 2/6/2003	$100,000,000	$ 99,990,000
U.S. Treasury Notes:
3.00%, 11/30/2003	85,000,000	86,087,738
3.25%, 12/31/2003	50,000,000	50,769,859
4.25%, 3/31/2003	155,300,000	155,735,047
4.63%, 2/28/2003	3,975,000	3,981,156
5.50%, 5/31/2003	50,000,000	50,470,226
6.25%, 2/15/2003	25,000,000	25,032,136
372,076,162
Total U.S. Treasury Obligations		472,066,162
REPURCHASE AGREEMENTS 86.3%*
ABN Amro, Inc., 1.27%, dated 1/31/2003, maturing 2/3/2003,
maturity value $150,015,875 (1)	150,000,000	150,000,000
Barclays DeZeote Wedd Securities, 1.28%, dated 1/31/2003, maturing 2/3/2003,
maturity value $150,016,000 (2)	150,000,000	150,000,000
Credit Suisse First Boston Corp., Avg. rate of 1.27%, dated 1/27/2003,
maturing 2/3/2003, maturity value $150,036,917 (3)**	150,000,000	150,000,000
Deutsche Bank Securities, Inc., Avg. rate of 1.26%, dated 1/27/2003, maturing
2/3/2003, maturity value $150,036,792 (4)**	150,000,000	150,000,000
Dresdner Bank AG, Avg. rate of 1.26%, dated 1/27/2003, maturing 2/3/2003,
maturity value $150,036,625 (5)**	150,000,000	150,000,000
Goldman Sachs Co., Avg. rate of 1.25%, dated 1/27/2003, maturing 2/3/2003,
maturity value $150,036,583 (6)**	150,000,000	150,000,000
Greenwich Capital Markets, Avg. rate of 1.26%, dated 1/27/2003, maturing
2/3/2003, maturity value $150,036,792 (7)**	150,000,000	150,000,000
JP Morgan Securities, Inc., Avg. rate of 1.26%, dated 1/27/2003, maturing
2/3/2003, maturity value $150,036,458 (8)**	150,000,000	150,000,000
Lehman Brothers, Inc., Avg. rate of 1.25%, dated 1/27/2003, maturing
2/3/2003, maturity value $150,036,458 (9)**	150,000,000	150,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 1.28%, dated 1/31/2003, maturing
2/3/2003, maturity value $150,016,000 (10)	150,000,000	150,000,000
Morgan Stanley & Co., Avg. rate of 1.25%, dated 1/27/2003, maturing
2/3/2003, maturity value $150,036,417 (11)**	150,000,000	150,000,000
Salomon Smith Barney, Inc.:
Avg. rate of 1.25%, dated 1/27/2003, maturing 2/3/2003, maturity value
$150,036,500 (12)**	150,000,000	150,000,000
Avg. rate of 1.28%, dated 1/27/2003, maturing 2/3/2003, maturity value
$375,093,229 (13)**	375,000,000	375,000,000
Societe Generale:
1.28%, dated 1/31/2003, maturing 2/3/2003, maturity value
$107,588,809 (14)	107,577,334	107,577,334
1.30%, dated 1/31/2003, maturing 2/3/2003, maturity value
$50,005,417 (15)	50,000,000	50,000,000
UBS Warburg, 1.29%, dated 1/31/2003, maturing 2/3/2003, maturity value
$300,032,250 (16)	300,000,000	300,000,000
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

January 31, 2003

	Principal Amount	Value

REPURCHASE AGREEMENTS* continued
Warburg Dillon Reed LLC, 1.30%, dated 1/31/2003, maturing 2/3/2003, maturity value $200,021,667 (17)	$200,000,000	$ 200,000,000
West Deuche Landes Bank, Avg. rate of 1.26%, dated 1/27/2003, maturing 2/3/2003, maturity value $150,036,625 (18)**	150,000,000	150,000,000
Total Repurchase Agreements		2,982,577,334
Total Investments (cost $3,454,643,496) 99.9%		3,454,643,496
Other Assets and Liabilities 0.1%		3,332,366
Net Assets 100.0%		$ 3,457,975,862
See Notes to Financial Statements

*	Collateralized by:
(1)	$148,580,000 U.S. Treasury Note, 3.25%, 05/31/2004; value including accrued interest is $153,000,955.
(2)	$40,809,000 U.S. Treasury Bond, 3.625%, 04/15/2028; value including accrued interest is $53,941,157.
$87,979,000 U.S. Treasury Note, 3.375%, 01/15/2012; value including accrued interest is $99,059,374.
(3)	$119,380,000 U.S. Treasury Bond, 7.25%, 05/15/2016; value including accrued interest is $153,005,918.
(4)	$31,747,000 U.S. Treasury Note, 3.25%, 08/15/2007; value including accrued interest is $32,726,816.
$267,925,000 STRIPS, 0.00%, 08/15/2003 to 05/15/2030; value is $120,273,757.
(5)	$153,294,000 U.S. Treasury Bills, 0.00%, 07/24/2003 to 07/31/2003; value is $152,400,505.
$556,000 U.S. Treasury Note, 4.625%, 05/15/2006; value including accrued interest is $601,085.
(6)	$10,225,000 U.S. Treasury Bill, 0.00%, 05/08/2003; value is $10,192,986.
$75,646,000 U.S. Treasury Note, 7.25%, 05/15/2004; value including accrued interest is $82,450,529.
$43,352,000 U.S. Treasury Bond, 7.875%, 02/15/2021; value including accrued interest is $60,357,216.
(7)	$151,420,000 U.S. Treasury Notes, 1.75% to 3.25%, 12/31/2004 to 08/15/2007; value including accrued interest is $153,004,364.
(8)	$30,907,000 U.S. Treasury Notes, 3.00% to 4.875%, 01/31/2004 to 02/15/2012; value including accrued interest is $33,596,119.
$88,990,000 U.S. Treasury Bonds, 6.25% to 9.25%, 02/15/2016 to 08/15/2023; value including accrued interest is $119,405,582.
(9)	$271,678,324 STRIPS, 0.00%, 08/15/2013 to 05/15/2017; value is $153,000,306.
(10)	$264,192,750 STRIPS, 0.00%, 08/15/2014 to 08/15/2016; value is $153,001,186.
(11)	$419,016,000 STRIPS, 0.00%, 02/15/2021 to 02/15/2023; value is $153,000,260.
(12)	$138,685,000 U.S. Treasury Notes, 4.375% to 7.00%, 02/28/2003 to 05/15/2007; value including accrued interest is $153,070,470.
(13)	$1,315,942,905 GNMA, 5.375% to 9.00%, 12/15/2010 to 1/15/2033; value including accrued interest is $382,500,000.
(14)	$164,860,000 STRIP, 0.00%, 05/15/2012; value is $110,756,245.
(15)	$80,000 U.S. Treasury Note, 6.50%, 10/15/2006; value including accrued interest is $92,630.
$54,884,331 GNMA, 6.00%, 1/15/2032 to 02/15/2032; value including accrued interest is $50,907,816.
(16)	$773,743,000 STRIPS, 8.00% to 8.75%, 05/15/2020 to 11/15/2021; value is $306,001,009.
(17)	$323,190,158 GNMA, 4.00% to 11.50%, 08/15/2003 to 01/20/2033; value including accrued interest is $204,000,752.
(18)	$149,639,000 U.S. Treasury Note, 2.875%, 06/30/2004; value including accrued interest is $153,000,194.

**	Variable rate repurchase agreement with rates which reset daily. The rate shown represents an average of the daily rates over the term of the agreement.

Summary of Abbreviations
GNMA	Government National Mortgage Association
STRIPS	Separately Traded Registered Interest and Principal Securities
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2003

Assets
Investments in securities	$ 472,066,162
Investments in repurchase agreements	2,982,577,334

Investments at amortized cost	3,454,643,496
Receivable for Fund shares sold	140,601
Interest receivable	4,771,358
Prepaid expenses and other assets	777,491

Total assets	3,460,332,946

Liabilities
Dividends payable	1,511,110
Payable for Fund shares redeemed	347,052
Due to custodian bank	11,102
Advisory fee payable	87,946
Distribution Plan expenses payable	92,428
Due to other related parties	16,823
Accrued expenses and other liabilities	290,623

Total liabilities	2,357,084

Net assets	$ 3,457,975,862

Net assets represented by
Paid-in capital	$ 3,457,958,801
Undistributed net investment income	17,061

Total net assets	$ 3,457,975,862

Net assets consists of
Class A	$ 772,904,902
Class S	1,484,279,159
Class I	1,200,791,801

Total net assets	$ 3,457,975,862

Shares outstanding
Class A	773,095,511
Class S	1,484,279,169
Class I	1,200,834,739

Net asset value per share
Class A	$ 1.00
Class S	$ 1.00
Class I	$ 1.00

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended January 31, 2003

Investment income
Interest	$ 68,498,877

Expenses
Advisory fee	11,405,301
Distribution Plan expenses
Class A	2,421,591
Class S	10,460,185
Administrative services fees	2,189,155
Transfer agent fee	800,805
Trustees’ fees and expenses	93,718
Printing and postage expenses	148,180
Custodian fee	846,054
Registration and filing fees	124,912
Professional fees	31,479
Other	79,829

Total expenses	28,601,209
Less: Expense reductions	(22,780)
Net expenses	28,578,429

Net investment income	39,920,448

Net increase in net assets resulting from operations	$ 39,920,448

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended January 31,
	2003		2002

Operations
Net investment income		$ 39,920,448		$ 112,866,518

Distributions to shareholders from
Net investment income
Class A		(9,122,223)		(22,395,630)
Class S		(14,782,502)		(54,376,764)
Class I*		(16,016,032)		(36,094,125)

Total distributions to shareholders		(39,920,757)		(112,866,519)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,239,676,945	2,239,676,945	2,150,346,635	2,150,346,635
Class S	951,546,121	951,546,121	1,042,863,026	1,042,863,026
Class I*	4,456,666,216	4,456,666,216	5,312,730,022	5,312,730,022

		7,647,889,282		8,505,939,683

Net asset value of shares issued in reinvestment of distributions
Class A	2,295,293	2,295,293	6,749,556	6,749,556
Class I*	1,092,540	1,092,540	3,973,782	3,973,782

		3,387,833		10,723,338

Payment for shares redeemed
Class A	(2,220,942,231)	(2,220,942,231)	(2,147,944,165)	(2,147,944,165)
Class S	(1,292,912,842)	(1,292,912,840)	(1,352,791,842)	(1,352,791,842)
Class I*	(4,262,301,658)	(4,262,301,658)	(5,343,151,513)	(5,343,151,513)
		(7,776,156,729)		(8,843,887,520)

Net decrease in net assets resulting from capital share transactions		(124,879,614)		(327,224,499)

Total decrease in net assets		(124,879,923)		(327,224,500)
Net assets
Beginning of period		3,582,855,785		3,910,080,285

End of period		$ 3,457,975,862		$ 3,582,855,785

Undistributed net investment income		$ 17,061		$ 17,370

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Treasury Money Market Fund (the “Fund”) is a diversified series of Evergreen Money Market Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class S and Institutional (“Class I”) shares. Class A shares and Class S shares are sold at net asset value without a front-end sales charge or a contingent deferred sales charge, but pay an ongoing distribution fee. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

As permitted under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

NOTES TO FINANCIAL STATEMENTS continued

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.31% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fees in order to limit operating expenses. For any fee waivers made after January 1, 2003, EIMC may recoup any amounts waived up to a period of three years following the end of the fiscal year in which the fee waivers were made.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.06% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Funds. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 0.60% of the average daily net assets for Class S shares.

5. SECURITIES TRANSACTIONS

On January 31, 2003, the cost of investments for federal income tax purposes for the Fund was the same as for financial reporting purposes.

The Fund loaned securities during the year ended January 31, 2003 to certain brokers. During the year ended January 31, 2003, the Fund earned $119,157 in income from securities lending. As of January 31, 2003, the Fund had no securities on loan.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from other participating funds. During the year ended January 31, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of January 31, 2003, the components of distributable earnings on a tax basis consisted of undistributed ordinary income in the amount of $17,061.

The tax character of distributions paid for the year ended January 31, 2003 was $39,920,757 of ordinary income.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $22,780, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. IN-KIND TRANSACTION

Effective on the close of business on May 24, 2002, the Fund acquired assets through an in-kind transaction. This transaction transferred the underlying securities of Wachovia Treasury Money

NOTES TO FINANCIAL STATEMENTS continued

Market Fund into the Fund. In the transaction, shareholders redeemed 115,695,766 shares of Wachovia Treasury Money Market Fund and purchased the same number of Class S shares of the Fund in consideration for securities valued at $115,695,766, which resulted in no gain or loss to the shareholder. The value of securities received by the Fund and the number of Class S shares issued are reflected as proceeds from shares sold in the Statement of Changes in Net Assets for the year ended January 31, 2003.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended January 31, 2003, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Money Market Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Treasury Money Market Fund, a portfolio of Evergreen Money Market Trust, as of January 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Treasury Money Market Fund, as of January 31, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
March 7, 2003

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of January 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

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Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034